FOIA CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1.22
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN HM0210-13-C-N002-P00014SEPARATED FROM ATTACHMENT 1

NSN  7540-01-152-8067

OPTIONAL FORM 336 (4-86)

Sponsored by GS NSN  7540-01-152-8067

A FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1 | 5

2. AMENDMENT/MODIFICATION NO. P00014	3. EFFECTIVE DATE 10/28/2014	4. REQUISITION/PURCHASE REQ. NO.5. PROJECT NO. (If applicable) See Schedule
6. ISSUED BYCODE	HM0210	7. ADMINISTERED BY (If other than Item 6) CODE [**Redacted**] [**Redacted**]
[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
10B. DATED (SEE ITEM 13) 07/30/2013
CODE1CGQ7	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                            ☐  is extended.   ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)Net Increase:[**Redacted**]

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date,  etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Incremental Funding IAW Paragraph B.10 & B.18

E. IMPORTANT:ContractorfK] is not. Dis required to sign this document and return          0       copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to provide incremental funding in the amount of:

[**Redacted**] under  CLIN 0401, Service Level Agreement; and [**Redacted**] under CLIN 0408, RFC 0606J. CLIN 0408 is fully funded. Total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].  The total value of the contract remains unchanged.

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

of person authorized to sign)
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR\ (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**] (Signature of Contracting Officer)	16C. DATE SIGNED [**Redacted**]

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00014	PAGEOF
		2	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

a. Under CLIN 0401, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**]  from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

b. Under CLIN 0408, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**]  to [**Redacted**]; the Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

c. Under Subtotal Contract Year 5, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

d. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect: the [**Redacted**] obligated under CLIN 0401 SubCLINs 040104, 040105 and 040106; and the [**Redacted**] obligated under CLIN 0408 SubCLINs 040803 and 040804. See change page 34 attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance:

09/01/2013 to 12/31/2015

Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00014	PAGEOF
		3	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0401	Change Item 0401 to read as follows(amount shown				[**Redacted**]
is the obligated amount):
Commercial Satellite Imagery - Service Level
Agreement For Pixel & Imagery
Acquisition/Operations (Baseline Collection
Capacity). Firm Fixed Price $300,000,000.00
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84181AS19
Accounting Info:
[**Redacted**]
Funded: [**Redacted**]
Period of Performance: 09/01/2014 to 08/31/2015
Add Item 040104 as follows:
040104	Commercial Satellite Imagery - SLA Funding				[**Redacted**]
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84289AS02
Accounting Info:
[**Redacted**]
Funded: [**Redacted**]
Period of Performance: 09/01/2014 to 08/31/2015
Add Item 040105 as follows:
040105	Commercial Satellite Imagery - SLA Funding				[**Redacted**]
CLIN VALUE [**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84289AS02
Accounting Info:
[**Redacted**]
Funded:[**Redacted**]
Period of Performance: 09/01/2014 to 08/31/2015
Add Item 040106 as follows:
Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00014	PAGEOF
		4	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
040106	System Engineering Services Support. Funding for				[**Redacted**]
[**Redacted**]
Award Type: Time-and-materials
CLIN VALUE [**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84289AS02
Accounting Info:
[**Redacted**]
Funded: [**Redacted**]
Period of Performance: 09/01/2014 to 08/31/2015
Change Item 040802 to read as follows(amount
shown is the obligated amount):
040802	NGA RFC N01-0606J - Funding				[**Redacted**]
CLIN VALUE [**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84196AS23
Accounting Info:
[**Redacted**]
Funded: [**Redacted**]
Period of Performance: 09/01/2014 to 12/31/2015
Add Item 040803 as follows:
040803	NGA RFC N01-0606J - Funding				[**Redacted**]
CLIN VALUE [**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84275AS01
Accounting Info:
[**Redacted**]
Funded: [**Redacted**]
Period of Performance: 09/01/2014 to 12/31/2015
Add Item 040804 as follows:
040804	NGA RFC N01-0606J - Funding				[**Redacted**]
Continued ...

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

NSN  7540-01-152-8067

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

HM0210-13-C-N002-P00014

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00014	PAGEOF
		5	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**] Product/Service Code:7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84275AS01

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2014 to 12/31/2015

G-1 Accounting and Appropriation Data
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	Total:				[**Redacted**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

HM0210-13-C-N002-P00014

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

HM0210-13-C-N002-P00014

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$2,585,780,000.00	[**Redacted**]	[**Redacted**]

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$250,000,000.00
* See Special Contract Requirement [**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$300,000,000.00

Contract Page 23 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

HM0210-13-C-N002-P00014

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

Contract Page 34 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1